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                                                                   Exhibit 10.10

                    FIRST AMENDMENT TO SETTLEMENT AGREEMENT

     THIS FIRST AMENDMENT TO SETTLEMENT AGREEMENT (this "Amendment") is executed as of this 26th day of August, 1998, by and among MARRIOTT INTERNATIONAL, INC., a Delaware corporation, PATRIOT AMERICAN HOSPITALITY, INC., a Delaware corporation, and WYNDHAM INTERNATIONAL, INC., a Delaware corporation.

                             PRELIMINARY STATEMENT

     A. The parties hereto executed that certain Settlement Agreement dated the 27th day of May, 1998 ("Settlement Agreement").

     B. The Merger contemplated by the Settlement Agreement was consummated on June 2, 1998 and, as a result thereof, Patriot and Wyndham are direct or indirect successors in interest to Interstate.

     C. The parties desire to amend the Settlement Agreement in certain respects as contained herein.

     NOW, THEREFORE, in consideration of the mutual premises, obligations, covenants and agreements herein contained and contained in the Settlement Agreement, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. DEFINITIONS. Except as specifically defined herein, all capitalized terms used herein shall have the definitions provided in the Settlement Agreement.

     2. AMENDMENT TO CERTAIN EXHIBIT A-1's TO EXHIBIT B-1 TO THE SETTLEMENT AGREEMENT. The Exhibit A-1's to Exhibit B-1 to the Settlement Agreement (the form of Submanagement Agreement) relating to the Philadelphia West Marriott (Conshohocken), Harrisburg Marriott and Pittsburgh Airport Marriott are amended to correct the "Take-Over Date" referenced on such Exhibit A-1's and to make Exhibit A-1's consistent with Exhibit B to the Settlement Agreement. The Philadelphia West Marriott (Conshohocken) "Take-Over Date is changed from the Divestiture Date to One Year after the Divestiture Date; the Harrisburg Marriott Take-Over Date is changed from the Divestiture Date to One Year after the Divestiture Date; and the Pittsburgh Airport Marriott Take-Over Date is changed from One Year after the Divestiture Date to the Divestiture Date. As so amended, corrected copies of the Exhibit A-1's are attached hereto.

     3. NEW DEALS. For the hotels listed below, Interstate, Marriott, and certain third parties intended to enter into agreements pursuant to which Interstate will manage the hotels under license from Marriott:

     A. Proposed Marriott Hotel Tverskaya, Moscow;

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     B. Proposed Marriott Hotel, with name to be determined, at Stoleshnikov
Perculak 20/11, 16 and 18. Moreover, and

     C. Proposed Marriott Hotel, with name to be determined, at Praia D'el Ray, Obides, Portugal.

With respect to each of the above hotels, effective upon the execution of a license agreement or franchise agreement pursuant to which Marriott authorizes the use of the "Marriott" name, Exhibit D of the Settlement Agreement will be deemed amended to include such hotel and such license or franchise agreement shall be an "Exhibit D Hotel Franchise Agreement."

     4. FILING DATE EXTENDED. The Filing Date is hereby extended until October 30, 1998, the references to November 30, 1998 in the first sentence of the second paragraph of Section 5.11 of the Settlement Agreement is hereby amended to be January 29, 1999, and the Final Divestiture Date is hereby extended until March 30, 1999.

     E. NO OTHER CHANGES. Except as specifically amended herein, the Settlement Agreement remains in full force and effect.

     IN WITNESS WHEREOF, each of the parties hereto has caused its duly authorized representatives to execute this Amendment as of the day and year first written above.

ATTEST:                                MARRIOTT INTERNATIONAL, INC.,



                                       By:/s/ John  L. Williams           [SEAL]
------------------------                  --------------------------------------
                                           John  L. Williams
                                           Senior Vice-President


                                       PATRIOT AMERICAN HOSPITALITY, INC.,



                                       By:/s/ William W. Evans III        [SEAL]
------------------------                  --------------------------------------
                                           William W. Evans III
                                           President and Chief Operating Officer


                                       WYNDHAM INTERNATIONAL, INC.,



                                       By:/s/ William W. Evans III        [SEAL]
------------------------                  --------------------------------------
                                            William W. Evans III
                                            Executive Vice President




                                       S-1
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                             EXHIBIT A-1 (amended)

Name and Location of Hotel:            Harrisburg Marriott
                                       4650 Lindle Road
                                       Harrisburg, Pennsylvania 17111

Submanager:                            Marriott Hotel Services, Inc.

Take-Over Date:                        One Year after Divestiture Date

Term Expiration Date:                  March 30, 2004

Base Management Fee:                   Two and 85/100 percent (2.85%) of Gross
                                       Revenues [subject to adjustment per
                                       the Settlement Agreement]

Initial FF&E Reserve Balance:          $144,000*

FF&E Reserve Contribution:             Five percent of Gross Revenues

Description of "Restricted Area":      See Exhibit "A-2"

Trade Area Expiration Date:            March 30, 2004

Chain Exception:                       No


* Figure determined as of January 1, 1998. To be adjusted, as of the Take-Over Date, based on expenditures and accruals with respect to FF&E Reserve in the period from January 1, 1998 to the Take-Over Date, as reflected in the Five Year Plan.

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                             EXHIBIT A-1 (amended)

Name and Location of Hotel:            Pittsburgh Airport Marriott
                                       100 Aten Road
                                       Pittsburgh, Pennsylvania 15108

Submanager:                            Marriott Hotel Services, Inc.

Take-Over Date:                        Divestiture Date

Term Expiration Date:                  September 2, 2011

Base Management Fee:                   Two and 85/100 percent (2.85%) of Gross
                                       Revenues [subject to adjustment per
                                       the Settlement Agreement]

Initial FF&E Reserve Balance:          $18,000*

FF&E Reserve Contribution:             Five percent of Gross Revenues

Description of "Restricted Area":      See Exhibit "A-2"

Trade Area Expiration Date:            September 2, 2011

Chain Exception:                       No


* Figure determined as of January 1, 1998. To be adjusted, as of the Take-Over Date, based on expenditures and accruals with respect to FF&E Reserve in the period from January 1, 1998 to the Take-Over Date, as reflected in the Five Year Plan.

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                             EXHIBIT A-1 (amended)

Name and Location of Hotel:            Philadelphia Marriott West
                                       Matson Ford at Front Street
                                       111 Crawford Avenue
                                       Philadelphia, Pennsylvania 19428

Submanager:                            Marriott Hotel Services, Inc.

Take-Over Date:                        One Year after Divestiture Date

Term Expiration Date:                  August 28, 2014

Base Management Fee:                   Two and 85/100 percent (2.85%) of Gross
                                       Revenues [subject to adjustment per
                                       the Settlement Agreement]

Initial FF&E Reserve Balance:          $26,000*

FF&E Reserve Contribution:             Five percent of Gross Revenues

Description of "Restricted Area":      See Exhibit "A-2"

Trade Area Expiration Date:            August 28, 2014

Chain Exception:                       Yes


* Figure determined as of January 1, 1998. To be adjusted, as of the Take-Over Date, based on expenditures and accruals with respect to FF&E Reserve in the period from January 1, 1998 to the Take-Over Date, as reflected in the Five Year Plan.